Exhibit 23.1 -- Consent of Experts

                   CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS



Beckstead and Watts, LLP
Certified Public Accountants
----------------------------
                                                         3340 Wynn Road, Suite C
                                                             Las Vegas, NV 89102
                                                                    702.257.1984
                                                                702.362.0540 fax

April 25, 2003

Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

I have issued my report dated March 28, 2003 accompanying the financials statements of Immediatek, Inc. on Form 10-KSB for the year ended December 31, 2002. I hereby consent to the incorporation by reference of said report in the Registration Statement of Immediatek, Inc. on Form S-8.

Signed,


/s/  Beckstead and Watts, LLP
-----------------------------
     Beckstead and Watts, LLP


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